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               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                           FOR NORTH AMERICAN FUNDS
                              Dated March 1, 2000


The following is added as the fifth paragraph under the heading "PURCHASE, REDEMPTION AND PRICING" on page 47 of the Statement of Additional Information:

       Class A shares may be sold at net asset value without a front end sales charge to all shareholders of any liquidating fund that is a series of American General Series Portfolio Company 2, a Delaware business trust.



                                    April 26, 2000